


Acquisition of TXNM Energy by Blackstone Infrastructure

May 19, 2025

TXNM ENERGY




Forward-Looking Statements

FORWARD-LOOKING STATEMENTS

Statements made in this presentation that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally include statements regarding the potential transaction between TXNM Energy and Blackstone Infrastructure, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction, projected financial information, future opportunities, and any other statements regarding TXNM Energy's and Blackstone Infrastructure's future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. Neither Blackstone Infrastructure nor TXNM Energy assumes any obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, TXNM Energy caution readers not to place undue reliance on these statements. TXNM Energy's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see TXNM Energy's Form 10-K and Form 10-Q filings and the information filed on TXNM Energy's Forms 8-K with the SEC, which factors are specifically incorporated by reference herein and the risks and uncertainties related to the proposed transaction with Blackstone Infrastructure, including, but not limited to: the expected timing and likelihood of completion of the pending transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the pending transaction that could reduce anticipated benefits or cause the parties to abandon the transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement, including in circumstances requiring the Company to pay a termination fee, the possibility that TXNM Energy's shareholders may not approve the transaction agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, the outcome of legal proceedings that may be instituted against TXNM Energy, its directors and others related to the proposed transaction, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of TXNM Energy to retain and hire key personnel and maintain relationships with its customers and suppliers, and on its operating results and businesses generally, the amount of costs, fees, charges or expenses resulting from the proposed transaction, and the risk that the price of the TXNM Energy's common stock may fluctuate during the pendency of the proposed transaction and may decline significantly if the proposed transaction is not completed. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information

Additional Information about the Proposed Transaction and Where to Find It

The proposed transaction between TXNM Energy and Blackstone Infrastructure will be submitted to the shareholders of TXNM Energy for their consideration. TXNM Energy will file a proxy statement on Schedule 14A and other documents with the Securities and Exchange Commission (the "SEC") regarding the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, TXNM Energy intends to mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed transaction. This document is not a substitute for the proxy statement or any other document which TXNM Energy may file with the SEC and send to TXNM Energy's shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TXNM ENERGY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TXNM ENERGY AND THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding the proposed transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from TXNM Energy's website (https://www.txnmenergy.com/) under the tab "Investor" and then under the heading "SEC Filings."

Participants in the Solicitation

TXNM Energy and its respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information about TXNM Energy's directors and executive officers is set forth in its definitive proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2025, and its Form 10-K filed with the SEC on February 28, 2025. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement and other relevant materials TXNM Energy intends to file with the SEC.

Transaction Summary

TXNM Energy Enters Agreement to be Acquired by Blackstone Infrastructure

Business as Usual at TXNM Energy, PNM and TNMP

- TXNM Energy, PNM and TNMP remain locally managed and operated
- Headquarters remain in New Mexico and Texas
- Employees retained and union contracts honored
- Current management team remains in place

Financial Position Strengthened

- Long-term investment strategy supports growing capital needs for customer-focused infrastructure investments at PNM and TNMP
- Commitment to maintain investment-grade credit ratings at PNM and TNMP
- Support continued TXNM Energy growth via $800MM of equity issuances before closing

Shareholder Value Realized

- Shareholders to receive $61.25 per share at closing, reflecting total enterprise value of $11.5Bn[1]
  - 23% premium to unaffected share price
- All-cash transaction provides certainty of value to shareholders
- Dividends expected to continue through close of the transaction

[1] Includes net debt (excluding securitization debt) and preferred stock

About Blackstone Infrastructure

Long-term approach to infrastructure investing	Large-scale investor with $60Bn of assets under management
	Permanent capital enables decades-long partnership and investment
	Open-ended fund provides financial scale and strength
	Allows management to focus on execution of long-term plans
Recognizes infrastructure's role in helping communities thrive	Focused on value creation and economic growth
	Development of resilient companies and assets that support the energy transition
	Invests in well-being of employees and communities
Experience investing in the industry	FirstEnergy
	Northern Indiana Public Service Company (NIPSCO)
	Invenergy (largest private US renewables developer)

Customer, Employee and Community Benefits

Keeping Customers First

- Prioritize cost-effective solutions to provide safe, reliable power to meet customer needs
- PNM and TNMP continue to be regulated by their Commissions
- Detailed commitments will be provided in Fall 2025 following stakeholder engagement

Maintaining Local Presence and Leadership

- TXNM Energy, PNM and TNMP will remain locally operated
- Headquarters remain in New Mexico and Texas
- Current management team remains in place

Retaining Teams

- TXNM Energy, PNM and TNMP will remain locally managed
- Commitments to retain our local workforce and honor our union contracts

Sustaining Communities

- Continued economic and charitable contributions, including tribal and pueblo communities
- Continue to support our employees who volunteer and lead non-profit organizations

Financing Considerations

Share price	• Shareholders to receive $61.25 per share in cash upon closing, reflecting a 23.0% premium to 30-day unaffected VWAP as of March 5, 2025
Private Placement Equity	• Blackstone Infrastructure investing $400MM of equity through the purchase of 8MM newly issued shares of TXNM common stock (June 2025)
Additional Equity	• TXNM Energy expected to issue additional $400MM of equity prior to closing of the transaction
No Incremental Debt	• Transaction is funded with equity and assumption of existing debt. No incremental debt will be issued as a result of the transaction
Dividends	• Dividends expected to continue through the closing of the transaction, subject to approval by the TXNM Energy Board of Directors

Approval Process

Estimated to be completed in the second half of 2026 after receipt of regulatory approvals

Shareholder Approval

- Proxy expected within 60 days
- Meeting/vote to follow

Regulatory Approvals

- New Mexico Public Regulation Commission (NMPRC)
- Public Utility Commission of Texas (PUCT)
- Federal Energy Regulation Commission (FERC)
- Department of Justice (Hart Scott-Rodino Clearance)
- Federal Communications Commission
- Nuclear Regulatory Commission

Questions and Answers

